                                                               Exhibit 23.2



                   Consent of the Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 16, 1998 included in Equity Residential Properties Trust's Form 8-K (No. 001-12252) dated July 23, 1998.


Atlanta, Georgia
June 16, 1999